Exhibit 10.7

EQUITY PLEDGE AGREEMENT

This Equity Pledge Agreement (the “Agreement”) is entered into in the People’s Republic of China (“PRC”) as of December 22, 2014 by and among:

(a)                                 Dissector (Beijing) Technology Co. Ltd., a limited liability company wholly owned by foreign investor, incorporated and validly existing in Beijing, PRC under PRC Law (the “Pledgee”),

(b)                                 Gridsum (Beijing) Management Consultation Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC laws (the “Pledgor”), and

(c)                                  Gridsum Holding (Beijing) Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC Law (“Gridsum Holdco”).

The above parties hereinafter shall be individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

(a)                                 As of the date of the Agreement, the Pledgor is the enrolled shareholder of Gridsum Holdco, legally holding 42% of the equity interest, representing RMB420,000 of the registered capital, in Gridsum Holdco.

(b)                                 Pursuant to the Shareholders’ Voting Rights Proxy Agreement dated as of December 22, 2014 among the Pledgee, the Pledgor and Gridsum Holdco (the “Proxy Agreement”), Pledgor has already authorized Pledgee with full power to exercise on its behalf all of its voting rights as a shareholder in Gridsum Holdco.

(c)                                  The Pledgee, the Pledgor and Gridsum Holdco entered into an Exclusive Option Agreement dated on December 22, 2014 (the “Option Agreement”).

(d)                                 The Pledgee and Gridsum Holdco entered into an Exclusive Business Cooperation Agreement dated December 22, 2014 (the “Business Cooperation Agreement”).

(e)                                  As security for performance by Pledgor of the Contract Obligations (as defined below) and repayment of the Guaranteed Liabilities (as defined below), Pledgor agrees to pledge all of its equity interests in Gridsum Holdco to the Pledgee and grant the Pledgee right to request for repayment on first priority and Gridsum Holdco agrees such equity pledge arrangement.

The Parties hereby have reached the following agreement upon friendly consultations:

Article 1 Definition

1.1                               Unless otherwise construed in the context, the following terms in the Agreement shall be interpreted to have the following meanings:

“Contract Obligations”

shall mean all contractual obligations of the Pledgor under the Proxy Agreement and the Option Agreement; all contractual obligations of Gridsum Holdco under Proxy Agreement, Option Agreement and the Business Cooperation Agreement, and all contractual obligations of the Pledgor and Gridsum Holdco under this Agreement.

“Guaranteed Liabilities”

shall mean all direct, indirect and consequential losses and losses of foreseeable profits suffered by Pledgee due to any Breaching Event (as defined below) by the Pledgor and/or Gridsum Holdco, and all fees incurred by Pledgee for the enforcement of the Contractual Obligations of the Pledgor and/or Gridsum Holdco.

“Transaction Agreements”	shall mean collectively the Proxy Agreement, the Option Agreement, the Business Cooperation Agreement and this Agreement.

“Breaching Event”	shall mean any breach by either Pledgor of its Contract Obligations under the Transaction Agreements; any breach by Gridsum Holdco of its Contract Obligations under the Transaction Agreements.

“Pledged Property”

shall mean the equity interest in Gridsum Holdco which is legally owned by the Pledgor as of the effective date hereof and is to be pledged by the Pledgor to the Pledgee according to provisions hereof as security for performance of the Pledgor and Gridsum Holdco of their Contractual Obligations, and any increased capital contribution and equity interest described in Articles 2.6 and 2.7 hereof.

“PRC Law”	shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of PRC.

1.2                               The references to any PRC Law herein shall be deemed (i) to include any references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and (ii) to include any references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3                               Unless otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

Article 2 Equity Pledge

2.1                               Pledgor hereby agrees to pledge the Pledged Property, which it legally owns and has the right to dispose of, to Pledgee according to the provisions hereof as the security for the performance of the Contract Obligations and the repayment of the Guaranteed Liabilities. Gridsum Holdco hereby agrees that the Pledgor who legally hold equity interest in it to pledge the Pledged Property to the Pledgee according to the provisions hereof.

2.2                          Pledgor hereby covenants that it will be responsible for, recording the arrangement of the equity pledge hereunder (the “Equity Pledge”) on the shareholder register of Gridsum Holdco on the date hereof, and will do its best endeavor to make registration with registration authorities of industry and commerce where Gridsum Holdco registers. Gridsum Holdco covenants that it will do its best to cooperate with the Pledgor to complete the registration with authorities of industry and commerce under this Article.

2.3                          During the valid term of this Agreement, except for the willful misconduct or gross negligence of Pledgee which has direct cause and effect relationship with the reduction in value of the Pledged Property, Pledgee shall not be liable in any way to, nor shall Pledgor have any right to claim in any way or propose any demands on Pledgee, in respect of the said reduction in value of the Pledged Property.

2.4                          To the extent not violating provision of Article 2.3 above, in case of any possibility of obvious reduction in value of the Pledged Property which is sufficient to jeopardize Pledgee’s rights, Pledgee may at any time auction or sell off the Pledged Property on behalf of Pledgor, and negotiate with Pledgor to use the proceeds from such auction or sale-off as pre-repayment of the Guaranteed Liabilities, or may submit such proceeds to the local notary institution to keep where Pledgee are domiciled (any fees incurred in relation thereto shall be borne by Pledgor).

2.5                          The Pledgee shall be deemed to have created the encumbrance of first order in priority on the Pledged Property, and in case of any Breaching Event, Pledgee shall have the right to dispose of the Pledged Property in the way set out in Article 4 hereof.

2.6                          Only upon prior consent by Pledgee, Pledgor may increase its capital contribution to Gridsum Holdco. Further capital contribution made by Pledgor in Gridsum Holdco shall also be part of the Pledged Property.

2.7                          Only upon prior consent by Pledgee, Pledgor may be able to receive dividends or share profits from the Pledged Property. The dividends or the profits received by Pledgor from the Pledged Property shall be deposited into a bank account designated by Pledgee to be under the supervision of Pledgee and used as the Pledged Property to repay in priority the Guaranteed Liabilities.

Article 3 Release of Pledge

In respect of equity interest of Gridsum Holdco, upon full and complete performance by Pledgor of all of its Contract Obligations and upon the full repayment by Pledgor of all the Guaranteed Liabilities (if any), the Pledgee shall, at the request of Pledgor, release the pledge created on Gridsum Holdco under this Agreement, and shall cooperate with Pledgor to go through the formalities to cancel the record of the Equity Pledge in the shareholder register of Gridsum Holdco; in case of the Equity Pledge having been recorded at the registration department of Administration of Industry and Commerce where Gridsum Holdco registers, the relevant Parties shall cooperate with each other to go through the formalities to cancel such record of the Equity Pledge. The reasonable fees incurred in connection with such release to be borne by Pledgee.

Article 4 Disposal of the Pledged Property

4.1                               Parties hereby agree that, in case of any Breaching Event, the Pledgee shall have the right to exercise, upon giving written notice to Pledgor, all of the remedial rights and powers enjoyable by it under PRC Law, Transaction Agreements and the terms hereof, including but not limited to being repaid in priority with proceeds from auctions or sale-offs of the Pledged Property. Pledgee shall not be liable for any loss as the result of their reasonable exercise of such rights and powers.

4.2                               Pledgee shall have the right to designate in writing its legal counsel or other agents to exercise on its behalf any and all rights and powers set out above, and neither Pledgor nor Gridsum Holdco shall not oppose thereto.

4.3                               The reasonable costs incurred by Pledgee in connection with exercise of any and all rights and powers set out above shall be borne by Pledgor, and Pledgee shall have the right to deduct such costs actually incurred from the proceeds acquired from the exercise of the rights and powers.

4.4                               The proceeds that Pledgee acquires from the exercise of their respective rights and powers shall be used in the priority order as follows:

Firstly, to pay any cost incurred in connection with the disposal of the Pledged Property and the exercise by Pledgee of its rights and powers (including remuneration paid to their respective legal counsels and agents);

Secondly, to pay any taxes and levies payable for the disposal of the Pledged Property; and

Thirdly, to repay Pledgee for the Guaranteed Liabilities.

In case of any balance after payment of the above amounts, Pledgee shall return it to Pledgor or other persons entitled thereto according to the relevant laws and rules or submit it to the local notary institution for keeping where Pledgee is domiciled (any fees incurred in relation thereto shall be borne by Pledgor).

4.5                               Pledgee shall have the option to exercise, simultaneously or in certain sequence, any of the remedies at breaching that it is entitled to in respect of the equity interest of Gridsum Holdco held by Pledgor. Pledgee shall not be obliged to exercise any other remedies at breaching before exercise of the right to the auctions or sale-offs of the Pledged Property hereunder. Pledgor or Gridsum Holdco shall not oppose to whether Pledgee exercises any part of the right to the pledge or the sequence of exercising the pledge interest.

Article 5 Continuity and No Waive

The Equity Pledge hereunder is a continuous guarantee, with its validity to continue until the full performance of the Contract Obligations or the full repayment of the Guaranteed Liabilities. Neither exemption or grace period granted by Pledgee to Pledgor in respect of its breach, nor delay by Pledgee in exercising any of its rights under the Transaction Agreements and this Agreement shall affect the rights of Pledgee under this Agreement, relevant PRC Law and the Transaction Agreements, the rights of Pledgee to demand at any time thereafter the strict performance of the Transaction Agreements and this Agreement by Pledgor or the rights Pledgee may be entitled to due to subsequent breach by Pledgor of the obligations under the Transaction Agreements and/or this Agreement.

Article 6 Pledgor’s Representations and Warranties

Pledgor hereby, in respect of itself and Gridsum Holdco in which it holds equity interest, represents and warrants to Pledgee as follows:

6.1                               it has full and independent legal status and legal capacity to execute, deliver and perform this Agreement with due authorization, and is capable to act independently as a subject of legal actions.

6.2                               Gridsum Holdco in which the Pledgor holds equity interest is a limited liability company duly incorporated and validly existing under PRC Law, it has independent status as a legal person. It has full and independent legal status and capacity to execute, deliver and perform this Agreement and can independently be a subject of actions. It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by it. It also has full right and authorization to complete the transaction stipulated in this Agreement.

6.3                               All reports, documents and information concerning Pledgor and all matters as required by this Agreement which are provided by Pledgor to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the effectiveness hereof.

6.4                               All reports, documents and information concerning Pledgor and all matters as required by this Agreement which are provided by Pledgor to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects as of the time when such reports, documents and information are provided.

6.5                               At the time of the effectiveness of this Agreement, Pledgor is the sole legal owner of the Pledged Property, with no existing dispute whatsoever concerning the ownership of the Pledged Property. Pledgor has the right to dispose of the Pledged Property or any part thereof.

6.6                               Except for the encumbrance set on the Pledged Property hereunder and the rights set under the Transaction Agreements, there is no other encumbrance or third party interests set on the Pledged Property.

6.7                               The Pledged Property is capable of being pledged or transferred according to the laws, and Pledgor has the full right and power to pledge the Pledged Property to Pledgee according to this Agreement.

6.8                               This Agreement constitutes the legal, valid and binding obligations on Pledgor when it is duly executed by Pledgor.

6.9                               Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder have already been handled or obtained, and will be fully effective during the valid term of this Agreement.

6.10                        The execution and performance by Pledgor of this Agreement are not in violation of or conflict with any laws applicable to it, or any agreement to which it is a party or which has binding effect on its assets, any court judgment, any arbitration award, or any administration authority decision.

6.11                        The pledge hereunder constitutes the encumbrance of first order in priority on the Pledged Property.

6.12                        All taxes and fees payable in connection with acquisition of the Pledged Property have already been paid in full amount by Pledgor.

6.13                        There is no pending or, to the knowledge of Pledgor, threatened litigation, legal process or arbitration by any court or any arbitral tribunal against Pledgor, or its property, or the Pledged Property, nor is there any pending or, to the knowledge of Pledgor, threatened litigation, legal process or arbitration by any government authority or any administration authority against Pledgor, or its property, or the Pledged Property, which is of material or detrimental effect on the economic status of Pledgor or its capability to perform the obligations hereunder and the Guaranteed Liabilities.

6.14                        Pledgor hereby warrants to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

Article 7 Gridsum Holdco’s Representations and Warranties

Gridsum Holdco hereby represents and warrants to Pledgee as follows:

7.1                               Gridsum Holdco is a limited liability company duly incorporated and validly existing under PRC Law, with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions.

7.2                               All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Gridsum Holdco to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof

7.3                               All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Gridsum Holdco to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects upon provision.

7.4                               This Agreement constitutes the legal, valid and binding obligations on Gridsum Holdco when it is duly executed by Gridsum Holdco

7.5                               It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as contemplated hereunder, and has full right and authorization to consummate such transaction.

7.6                               There is no pending or, to the knowledge of Gridsum Holdco, threatened litigation, legal process or arbitration by any court or any arbitral tribunal against Gridsum Holdco, or its property (including but are not limited to the Pledged Property), nor is there any pending or, to the knowledge of Gridsum Holdco, threatened litigation, legal process or arbitration by any government authority or any administration authority against Gridsum Holdco, or its property (including but are not limited to the Pledged Property), which is of material or detrimental effect on the economic status of Gridsum Holdco or its capability to perform the obligations hereunder and the Guaranteed Liabilities.

7.7                               Gridsum Holdco hereby agrees to bear joint responsibilities to Pledgee in respect of the representations and Warranties made by Plegor according to Article 6.5, Article 6.6, Article 6.7, Article 6.9 and Article 6.11 hereof.

7.8                               Gridsum Holdco hereby warrants to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

Article 8 Pledgor’s Covenants

Pledgor hereby covenants to Pledgee in respect of itself and Gridsum Holdco of which it holds equity as follows:

8.1                               Without prior written consent by Pledgee, Pledgor shall not establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

8.2                               Without first giving written notice to Pledgee and having Pledgee’s prior written consent, Pledgor shall not transfer the Pledged Property, and any attempt by Pledgor to transfer the Pledged Property shall be null and void. The proceeds from transfer of the Pledged Property by Pledgor shall be used to repay to Pledgee in advance the Guaranteed Liabilities or deposit the same to the third party agreed with Pledgee.

8.3                               In case of any litigation, arbitration or other arbitration which may affect detrimentally the interest of Pledgor or Pledgee under the Transaction Agreements and hereunder or the Pledged Property, Pledgor undertakes to notify Pledgee in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

8.4                               Pledgor shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

8.5                               Pledgor guarantees that it shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

8.6                               In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Pledgor guarantees that it will take all necessary measures to realize such assignment.

Article 9 Gridsum Holdco’s Covenants

9.1                               Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder will be cooperated to handle or obtain by Gridsum Holdco to its best and will be ensured to remain full effective during the valid term of this Agreement.

9.2                               Without Pledgee’s prior written consent, Gridsum Holdco shall not cooperate to establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

9.3                               Without Pledgee’s prior written consent, Gridsum Holdco shall not cooperate to transfer or permit to transfer the Pledged Property.

9.4                               In case of any litigation, arbitration or other arbitration which may affect detrimentally Gridsum Holdco, the equity of Gridsum Holdco as the Pledged Property or the interest of Pledgee under the Transaction Agreements and hereunder, Gridsum Holdco covenants to notify Pledgee in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

9.5                               Gridsum Holdco shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

9.6                               Gridsum Holdco shall provide Pledgee with the financial statement of the last calendar season within the first month of each calendar season, including but are not limited to the balance sheet, the income statement and the statement of cash flow.

9.7                               Gridsum Holdco guarantees that it shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

9.8                               In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Gridsum Holdco guarantees that it will take all necessary measures to realize such assignment.

Article 10 Change of Circumstances

As supplement and subject to compliance with other terms of the Transaction Agreements and this Agreement, in case that at any time the promulgation or change of any PRC Law, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgor and Gridsum Holdco shall, at the written direction of Pledgee and in accordance with the reasonable request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

(a)                                 keep this Agreement remain in effect;

(b)                                 facilitate the disposal of the Pledged Property in the way provided herein; and/or

(c)                                  maintain or realize the intention or the guarantee established hereunder.

Article 11 Term of Agreement

11.1                        This Agreement shall become effective when this Agreement is duly executed by Pledgee, Gridsum Holdco and the Pledgor.

11.2                        This Agreement shall have its valid term until the full performance of the Contract Obligations or the full repayment of the Guaranteed Liabilities.

Article 12 Notice

12.1                        Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant party.

12.2                        The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile; it shall be deemed to have been delivered when it is delivered if received in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

Article 13 Miscellaneous

13.1                        Pledgee may, upon notice to Pledgor and Gridsum Holdco but not necessarily with Pledgor and Gridsum Holdco’s consent, assign Pledgee’s rights and/or obligations hereunder to any third party; provided that Pledgor or Gridsum Holdco can not, without Pledgee’s prior written consent, assign Pledgor’ rights, obligations and/or liabilities hereunder to any third party. Successors or permitted assignees (if any) of Pledgor and Gridsum Holdco shall continue to perform the obligations of Pledgor and Gridsum Holdco under this Agreement.

13.2                        This Agreement is written in both Chinese and English language in four (4) original copies, with each involved Party holding one (1) copy hereof with equal legal validity and one (1) copy for registration of Equity Pledge with industry and commerce administration; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

13.3                        The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by PRC Law.

13.4                        Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all disputing Parties.

13.5                        Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

13.6                        Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “Party’s Rights”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party’s Rights.

13.7                        The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

13.8                        Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

13.9                        This Agreement shall substitute any other documents on the same subject executed by relevant Parties hereof once duly executed.

13.10                 Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by Pledgee of its rights hereunder according to Article 13.1 of this Agreement, the amendments or supplements to this Agreement shall take effect only when properly signed by the Parties to this Agreement.

13.11                 This Agreement shall be binding on the legal successors of the Parties.

13.12                 All costs actually incurred in connection with the establishment of the Equity Pledge hereunder, including but not limited to stamp duties, any other taxes, all legal fees, etc shall be borne by the Pledgee.

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IN WITNESS HEREOF, the following Parties have caused this Equity Pledge Agreement to be executed as of the date first here above mentioned.

Dissector (Beijing) Technology Co. Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

Gridsum (Beijing) Management Consultation Co., Ltd. (Company Seal)

Signature :	/s/Qi Guosheng
Name: Qi Guosheng
Title:

Gridsum Holding (Beijing) Co., Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

EQUITY PLEDGE AGREEMENT

This Equity Pledge Agreement (the “Agreement”) is entered into in the People’s Republic of China (“PRC”) as of December 22, 2014 by and among:

(a)                                 Dissector (Beijing) Technology Co. Ltd., a limited liability company wholly owned by foreign investor, incorporated and validly existing in Beijing, PRC under PRC Law (the “Pledgee”),

(b)                                 QI Guosheng, a PRC citizen with ID card number: [ID number] (the “Pledgor”), and

(c)                                  Gridsum Holding (Beijing) Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC Law (“Gridsum Holdco”).

The above parties hereinafter shall be individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

(a)                                 As of the date of the Agreement, the Pledgor is the enrolled shareholder of Gridsum Holdco, legally holding 51% of the equity interest, representing RMB510,000 of the registered capital, in Gridsum Holdco.

(b)                                 Pursuant to the Shareholders’ Voting Rights Proxy Agreement dated as of December 22, 2014 among the Pledgee, the Pledgor and Gridsum Holdco (the “Proxy Agreement”), Pledgor has already authorized Pledgee with full power to exercise on his/her behalf all of his/her voting rights as a shareholder in Gridsum Holdco.

(c)                                  The Pledgee, the Pledgor and Gridsum Holdco entered into an Exclusive Option Agreement dated on December 22, 2014 (the “Option Agreement”).

(d)                                 The Pledgee and Gridsum Holdco entered into an Exclusive Business Cooperation Agreement dated December 22, 2014 (the “Business Cooperation Agreement”).

(e)                                  As security for performance by Pledgor of the Contract Obligations (as defined below) and repayment of the Guaranteed Liabilities (as defined below), Pledgor agrees to pledge all of his/her equity interests in Gridsum Holdco to the Pledgee and grant the Pledgee right to request for repayment on first priority and Gridsum Holdco agrees such equity pledge arrangement.

The Parties hereby have reached the following agreement upon friendly consultations:

Article 1 Definition

1.1           Unless otherwise construed in the context, the following terms in the Agreement shall be interpreted to have the following meanings:

“Contract Obligations”	shall mean all contractual obligations of the Pledgor under the Proxy Agreement and the

Option Agreement; all contractual obligations of Gridsum Holdco under Proxy Agreement, Option Agreement and the Business Cooperation Agreement, and all contractual obligations of the Pledgor and Gridsum Holdco under this Agreement.

“Guaranteed Liabilities”

shall mean all direct, indirect and consequential losses and losses of foreseeable profits suffered by Pledgee due to any Breaching Event (as defined below) by the Pledgor and/or Gridsum Holdco, and all fees incurred by Pledgee for the enforcement of the Contractual Obligations of the Pledgor and/or Gridsum Holdco.

“Transaction Agreements”	shall mean collectively the Proxy Agreement, the Option Agreement, the Business Cooperation Agreement and this Agreement.

“Breaching Event”	shall mean any breach by either Pledgor of its Contract Obligations under the Transaction Agreements; any breach by Gridsum Holdco of its Contract Obligations under the Transaction Agreements.

“Pledged Property”

shall mean the equity interest in Gridsum Holdco which is legally owned by the Pledgor as of the effective date hereof and is to be pledged by the Pledgor to the Pledgee according to provisions hereof as security for performance of the Pledgor and Gridsum Holdco of their Contractual Obligations, and any increased capital contribution and equity interest described in Articles 2.6 and 2.7 hereof.

“PRC Law”	shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of PRC.

1.2                               The references to any PRC Law herein shall be deemed (i) to include any references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and (ii) to include any references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3                               Unless otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

Article 2 Equity Pledge

2.1                          Pledgor hereby agrees to pledge the Pledged Property, which it legally owns and has the right to dispose of, to Pledgee according to the provisions hereof as the security for the performance of the Contract Obligations and the repayment of the Guaranteed Liabilities. Gridsum Holdco hereby agrees that the Pledgor who legally hold equity interest in it to pledge the Pledged Property to the Pledgee according to the provisions hereof.

2.2                          Pledgor hereby covenants that he/she will be responsible for, recording the arrangement of the equity pledge hereunder (the “Equity Pledge”) on the shareholder register of Gridsum Holdco on the date hereof, and will do its best endeavor to make registration with registration authorities of industry and commerce where Gridsum Holdco registers. Gridsum Holdco covenants that it will do its best to cooperate with the Pledgor to complete the registration with authorities of industry and commerce under this Article.

2.3                          During the valid term of this Agreement, except for the willful misconduct or gross negligence of Pledgee which has direct cause and effect relationship with the reduction in value of the Pledged Property, Pledgee shall not be liable in any way to, nor shall Pledgor have any right to claim in any way or propose any demands on Pledgee, in respect of the said reduction in value of the Pledged Property.

2.4                          To the extent not violating provision of Article 2.3 above, in case of any possibility of obvious reduction in value of the Pledged Property which is sufficient to jeopardize Pledgee’s rights, Pledgee may at any time auction or sell off the Pledged Property on behalf of Pledgor, and negotiate with Pledgor to use the proceeds from such auction or sale-off as pre-repayment of the Guaranteed Liabilities, or may submit such proceeds to the local notary institution to keep where Pledgee are domiciled (any fees incurred in relation thereto shall be borne by Pledgor).

2.5                          The Pledgee shall be deemed to have created the encumbrance of first order in priority on the Pledged Property, and in case of any Breaching Event, Pledgee shall have the right to dispose of the Pledged Property in the way set out in Article 4 hereof.

2.6                          Only upon prior consent by Pledgee, Pledgor may increase his/her capital contribution to Gridsum Holdco. Further capital contribution made by Pledgor in Gridsum Holdco shall also be part of the Pledged Property.

2.7                          Only upon prior consent by Pledgee, Pledgor may be able to receive dividends or share profits from the Pledged Property. The dividends or the profits received by Pledgor from the Pledged Property shall be deposited into a bank account designated by Pledgee to be under the supervision of Pledgee and used as the Pledged Property to repay in priority the Guaranteed Liabilities.

Article 3 Release of Pledge

In respect of equity interest of Gridsum Holdco, upon full and complete performance by Pledgor of all of his/her Contract Obligations and upon the full repayment by Pledgor of all the Guaranteed Liabilities (if any), the Pledgee shall, at the request of Pledgor, release the pledge created on Gridsum Holdco under this Agreement, and shall cooperate with Pledgor to go through the formalities to cancel the record of the Equity Pledge in the shareholder register of Gridsum Holdco; in case of the Equity Pledge having been recorded at the registration department of Administration of Industry and Commerce where Gridsum Holdco registers, the relevant Parties shall cooperate with each other to go through the formalities to cancel such record of the Equity Pledge. The reasonable fees incurred in connection with such release to be borne by Pledgee.

Article 4 Disposal of the Pledged Property

4.1                               Parties hereby agree that, in case of any Breaching Event, the Pledgee shall have the right to exercise, upon giving written notice to Pledgor, all of the remedial rights and powers enjoyable by it under PRC Law, Transaction Agreements and the terms hereof, including but not limited to being repaid in priority with proceeds from auctions or sale-offs of the Pledged Property. Pledgee shall not be liable for any loss as the result of their reasonable exercise of such rights and powers.

4.2                               Pledgee shall have the right to designate in writing its legal counsel or other agents to exercise on its behalf any and all rights and powers set out above, and neither Pledgor nor Gridsum Holdco shall not oppose thereto.

4.3                               The reasonable costs incurred by Pledgee in connection with exercise of any and all rights and powers set out above shall be borne by Pledgor, and Pledgee shall have the right to deduct such costs actually incurred from the proceeds acquired from the exercise of the rights and powers.

4.4                               The proceeds that Pledgee acquires from the exercise of their respective rights and powers shall be used in the priority order as follows:

Firstly, to pay any cost incurred in connection with the disposal of the Pledged Property and the exercise by Pledgee of its rights and powers (including remuneration paid to their respective legal counsels and agents);

Secondly, to pay any taxes and levies payable for the disposal of the Pledged Property; and

Thirdly, to repay Pledgee for the Guaranteed Liabilities.

In case of any balance after payment of the above amounts, Pledgee shall return it to Pledgor or other persons entitled thereto according to the relevant laws and rules or submit it to the local notary institution for keeping where Pledgee is domiciled (any fees incurred in relation thereto shall be borne by Pledgor).

4.5                               Pledgee shall have the option to exercise, simultaneously or in certain sequence, any of the remedies at breaching that it is entitled to in respect of the equity interest of Gridsum Holdco held by Pledgor. Pledgee shall not be obliged to exercise any other remedies at breaching before exercise of the right to the auctions or sale-offs of the Pledged Property hereunder. Pledgor or Gridsum Holdco shall not oppose to whether Pledgee exercises any part of the right to the pledge or the sequence of exercising the pledge interest.

Article 5 Continuity and No Waive

The Equity Pledge hereunder is a continuous guarantee, with its validity to continue until the full performance of the Contract Obligations or the full repayment of the Guaranteed Liabilities. Neither exemption or grace period granted by Pledgee to Pledgor in respect of his/her breach, nor delay by Pledgee in exercising any of its rights under the Transaction Agreements and this Agreement shall affect the rights of Pledgee under this Agreement, relevant PRC Law and the Transaction Agreements, the rights of Pledgee to demand at any time thereafter the strict performance of the Transaction Agreements and this Agreement by Pledgor or the rights Pledgee may be entitled to due to subsequent breach by Pledgor of the obligations under the Transaction Agreements and/or this Agreement.

Article 6 Pledgor’s Representations and Warranties

Pledgor hereby, in respect of himself/herself and Gridsum Holdco in which he/she holds equity interest, represents and warrants to Pledgee as follows:

6.1                               he/she has full and independent legal status and legal capacity to execute, deliver and perform this Agreement with due authorization, and is capable to act independently as a subject of legal actions.

6.2                               Gridsum Holdco in which the Pledgor holds equity interest is a limited liability company duly incorporated and validly existing under PRC Law, it has independent status as a legal person. It has full and independent legal status and capacity to execute, deliver and perform this Agreement and can independently be a subject of actions. It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by it. It also has full right and authorization to complete the transaction stipulated in this Agreement.

6.3                               All reports, documents and information concerning Pledgor and all matters as required by this Agreement which are provided by Pledgor to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the effectiveness hereof.

6.4                               All reports, documents and information concerning Pledgor and all matters as required by this Agreement which are provided by Pledgor to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects as of the time when such reports, documents and information are provided.

6.5                               At the time of the effectiveness of this Agreement, Pledgor is the sole legal owner of the Pledged Property, with no existing dispute whatsoever concerning the ownership of the Pledged Property. Pledgor has the right to dispose of the Pledged Property or any part thereof.

6.6                               Except for the encumbrance set on the Pledged Property hereunder and the rights set under the Transaction Agreements, there is no other encumbrance or third party interests set on the Pledged Property.

6.7                               The Pledged Property is capable of being pledged or transferred according to the laws, and Pledgor has the full right and power to pledge the Pledged Property to Pledgee according to this Agreement.

6.8                               This Agreement constitutes the legal, valid and binding obligations on Pledgor when it is duly executed by Pledgor.

6.9                               Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder have already been handled or obtained, and will be fully effective during the valid term of this Agreement.

6.10                        The execution and performance by Pledgor of this Agreement are not in violation of or conflict with any laws applicable to him/her, or any agreement to which he/she is a party or which has binding effect on his/her assets, any court judgment, any arbitration award, or any administration authority decision.

6.11                        The pledge hereunder constitutes the encumbrance of first order in priority on the Pledged Property.

6.12                        All taxes and fees payable in connection with acquisition of the Pledged Property have already been paid in full amount by Pledgor.

6.13                        There is no pending or, to the knowledge of Pledgor, threatened litigation, legal process or arbitration by any court or any arbitral tribunal against Pledgor, or his/her property, or the Pledged Property, nor is there any pending or, to the knowledge of Pledgor, threatened litigation, legal process or arbitration by any government authority or any administration authority against Pledgor, or his/her property, or the Pledged Property, which is of material or detrimental effect on the economic status of Pledgor or his/her capability to perform the obligations hereunder and the Guaranteed Liabilities.

6.14                        Pledgor hereby warrants to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

Article 7 Gridsum Holdco’s Representations and Warranties

Gridsum Holdco hereby represents and warrants to Pledgee as follows:

7.1                               Gridsum Holdco is a limited liability company duly incorporated and validly existing under PRC Law, with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions.

7.2                               All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Gridsum Holdco to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof

7.3                               All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Gridsum Holdco to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects upon provision.

7.4                               This Agreement constitutes the legal, valid and binding obligations on Gridsum Holdco when it is duly executed by Gridsum Holdco

7.5                               It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as contemplated hereunder, and has full right and authorization to consummate such transaction.

7.6                               There is no pending or, to the knowledge of Gridsum Holdco, threatened litigation, legal process or arbitration by any court or any arbitral tribunal against Gridsum Holdco, or its property (including but are not limited to the Pledged Property), nor is there any pending or, to the knowledge of Gridsum Holdco, threatened litigation, legal process or arbitration by any government authority or any administration authority against Gridsum Holdco, or its property (including but are not limited to the Pledged Property), which is of material or detrimental effect on the economic status of Gridsum Holdco or its capability to perform the obligations hereunder and the Guaranteed Liabilities.

7.7                               Gridsum Holdco hereby agrees to bear joint responsibilities to Pledgee in respect of the representations and Warranties made by Plegor according to Article 6.5, Article 6.6, Article 6.7, Article 6.9 and Article 6.11 hereof.

7.8                               Gridsum Holdco hereby warrants to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

Article 8 Pledgor’s Covenants

Pledgor hereby covenants to Pledgee in respect of himself/herself and Gridsum Holdco of which he/she holds equity as follows:

8.1                               Without prior written consent by Pledgee, Pledgor shall not establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

8.2                               Without first giving written notice to Pledgee and having Pledgee’s prior written consent, Pledgor shall not transfer the Pledged Property, and any attempt by Pledgor to transfer the Pledged Property shall be null and void. The proceeds from transfer of the Pledged Property by Pledgor shall be used to repay to Pledgee in advance the

Guaranteed Liabilities or deposit the same to the third party agreed with Pledgee.

8.3                               In case of any litigation, arbitration or other arbitration which may affect detrimentally the interest of Pledgor or Pledgee under the Transaction Agreements and hereunder or the Pledged Property, Pledgor undertakes to notify Pledgee in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

8.4                               Pledgor shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

8.5                               Pledgor guarantees that he/she shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

8.6                               In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Pledgor guarantees that he/she will take all necessary measures to realize such assignment.

Article 9 Gridsum Holdco’s Covenants

9.1                               Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder will be cooperated to handle or obtain by Gridsum Holdco to its best and will be ensured to remain full effective during the valid term of this Agreement.

9.2                               Without Pledgee’s prior written consent, Gridsum Holdco shall not cooperate to establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

9.3                               Without Pledgee’s prior written consent, Gridsum Holdco shall not cooperate to transfer or permit to transfer the Pledged Property.

9.4                               In case of any litigation, arbitration or other arbitration which may affect detrimentally Gridsum Holdco, the equity of Gridsum Holdco as the Pledged Property or the interest of Pledgee under the Transaction Agreements and hereunder, Gridsum Holdco covenants to notify Pledgee in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

9.5                               Gridsum Holdco shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

9.6                               Gridsum Holdco shall provide Pledgee with the financial statement of the last calendar season within the first month of each calendar season, including but are not limited to the balance sheet, the income statement and the statement of cash flow.

9.7                               Gridsum Holdco guarantees that it shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

9.8                               In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Gridsum Holdco guarantees that it will take all necessary measures to realize such assignment.

Article 10 Change of Circumstances

As supplement and subject to compliance with other terms of the Transaction Agreements and this Agreement, in case that at any time the promulgation or change of any PRC Law, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgor and Gridsum Holdco shall, at the written direction of Pledgee and in accordance with the reasonable request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

(a)             keep this Agreement remain in effect;

(b)                                 facilitate the disposal of the Pledged Property in the way provided herein; and/or

(c)                                  maintain or realize the intention or the guarantee established hereunder.

Article 11 Term of Agreement

11.1                        This Agreement shall become effective when this Agreement is duly executed by Pledgee, Gridsum Holdco and the Pledgor.

11.2                        This Agreement shall have its valid term until the full performance of the Contract Obligations or the full repayment of the Guaranteed Liabilities.

Article 12 Notice

12.3                        Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant party.

12.4                        The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile; it shall be deemed to have been delivered when it is delivered if received in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

Article 13 Miscellaneous

13.1                        Pledgee may, upon notice to Pledgor and Gridsum Holdco but not necessarily with Pledgor and Gridsum Holdco’s consent, assign Pledgee’s rights and/or obligations hereunder to any third party; provided that Pledgor or Gridsum Holdco can not, without Pledgee’s prior written consent, assign Pledgor’ rights, obligations and/or liabilities hereunder to any third party. Successors or permitted assignees (if any) of Pledgor and Gridsum Holdco shall continue to perform the obligations of Pledgor and Gridsum Holdco under this Agreement.

13.2                        This Agreement is written in both Chinese and English language in four (4) original copies, with each involved Party holding one (1) copy hereof with equal legal validity and one (1) copy for registration of Equity Pledge with industry and commerce administration; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

13.3                        The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by PRC Law.

13.4                        Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all disputing Parties.

13.5                        Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

13.6                        Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “Party’s Rights”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party’s Rights.

13.7                        The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

13.8                        Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

13.9                        This Agreement shall substitute any other documents on the same subject executed by relevant Parties hereof once duly executed.

13.10                 Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by Pledgee of its rights hereunder according to Article 13.1 of this Agreement, the amendments or supplements to this Agreement shall take effect only when properly signed by the Parties to this Agreement.

13.11                 This Agreement shall be binding on the legal successors of the Parties.

13.12                 All costs actually incurred in connection with the establishment of the Equity Pledge hereunder, including but not limited to stamp duties, any other taxes, all legal fees, etc shall be borne by the Pledgee.

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IN WITNESS HEREOF, the following Parties have caused this Equity Pledge Agreement to be executed as of the date first here above mentioned.

Dissector (Beijing) Technology Co. Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

QI Guosheng

Signature:	/s/Qi Guosheng

Gridsum Holding (Beijing) Co., Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

EQUITY PLEDGE AGREEMENT

This Equity Pledge Agreement (the “Agreement”) is entered into in the People’s Republic of China (“PRC”) as of December 22, 2014 by and among:

(a)                                 Dissector (Beijing) Technology Co. Ltd., a limited liability company wholly owned by foreign investor, incorporated and validly existing in Beijing, PRC under PRC Law (the “Pledgee”),

(b)                                 YU Guofa, a PRC citizen with ID card number: [ID number] (the “Pledgor”), and

(c)                                  Gridsum Holding (Beijing) Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC Law (“Gridsum Holdco”).

The above parties hereinafter shall be individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

(a)                                 As of the date of the Agreement, the Pledgor is the enrolled shareholder of Gridsum Holdco, legally holding 7% of the equity interest, representing RMB70,000 of the registered capital, in Gridsum Holdco.

(b)                                 Pursuant to the Shareholders’ Voting Rights Proxy Agreement dated as of December 22, 2014 among the Pledgee, the Pledgor and Gridsum Holdco (the “Proxy Agreement”), Pledgor has already authorized Pledgee with full power to exercise on his/her behalf all of his/her voting rights as a shareholder in Gridsum Holdco.

(c)                                  The Pledgee, the Pledgor and Gridsum Holdco entered into an Exclusive Option Agreement dated on December 22, 2014 (the “Option Agreement”).

(d)                                 The Pledgee and Gridsum Holdco entered into an Exclusive Business Cooperation Agreement dated December 22, 2014 (the “Business Cooperation Agreement”).

(e)                                  As security for performance by Pledgor of the Contract Obligations (as defined below) and repayment of the Guaranteed Liabilities (as defined below), Pledgor agrees to pledge all of his/her equity interests in Gridsum Holdco to the Pledgee and grant the Pledgee right to request for repayment on first priority and Gridsum Holdco agrees such equity pledge arrangement.

The Parties hereby have reached the following agreement upon friendly consultations:

Article 1 Definition

1.1           Unless otherwise construed in the context, the following terms in the Agreement shall be interpreted to have the following meanings:

shall mean all contractual obligations of the Pledgor under the Proxy Agreement and the

“Contract Obligations”

Option Agreement; all contractual obligations of Gridsum Holdco under Proxy Agreement, Option Agreement and the Business Cooperation Agreement, and all contractual obligations of the Pledgor and Gridsum Holdco under this Agreement.

“Guaranteed Liabilities”

shall mean all direct, indirect and consequential losses and losses of foreseeable profits suffered by Pledgee due to any Breaching Event (as defined below) by the Pledgor and/or Gridsum Holdco, and all fees incurred by Pledgee for the enforcement of the Contractual Obligations of the Pledgor and/or Gridsum Holdco.

“Transaction Agreements”	shall mean collectively the Proxy Agreement, the Option Agreement, the Business Cooperation Agreement and this Agreement.

“Breaching Event”	shall mean any breach by either Pledgor of its Contract Obligations under the Transaction Agreements; any breach by Gridsum Holdco of its Contract Obligations under the Transaction Agreements.

“Pledged Property”

shall mean the equity interest in Gridsum Holdco which is legally owned by the Pledgor as of the effective date hereof and is to be pledged by the Pledgor to the Pledgee according to provisions hereof as security for performance of the Pledgor and Gridsum Holdco of their Contractual Obligations, and any increased capital contribution and equity interest described in Articles 2.6 and 2.7 hereof.

“PRC Law”	shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of PRC.

1.2                               The references to any PRC Law herein shall be deemed (i) to include any references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and (ii) to include any references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3                               Unless otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

Article 2 Equity Pledge

2.1                          Pledgor hereby agrees to pledge the Pledged Property, which it legally owns and has the right to dispose of, to Pledgee according to the provisions hereof as the security for the performance of the Contract Obligations and the repayment of the Guaranteed Liabilities. Gridsum Holdco hereby agrees that the Pledgor who legally hold equity interest in it to pledge the Pledged Property to the Pledgee according to the provisions hereof.

2.2                          Pledgor hereby covenants that he/she will be responsible for, recording the arrangement of the equity pledge hereunder (the “Equity Pledge”) on the shareholder register of Gridsum Holdco on the date hereof, and will do its best endeavor to make registration with registration authorities of industry and commerce where Gridsum Holdco registers. Gridsum Holdco covenants that it will do its best to cooperate with the Pledgor to complete the registration with authorities of industry and commerce under this Article.

2.3                          During the valid term of this Agreement, except for the willful misconduct or gross negligence of Pledgee which has direct cause and effect relationship with the reduction in value of the Pledged Property, Pledgee shall not be liable in any way to, nor shall Pledgor have any right to claim in any way or propose any demands on Pledgee, in respect of the said reduction in value of the Pledged Property.

2.4                          To the extent not violating provision of Article 2.3 above, in case of any possibility of obvious reduction in value of the Pledged Property which is sufficient to jeopardize Pledgee’s rights, Pledgee may at any time auction or sell off the Pledged Property on behalf of Pledgor, and negotiate with Pledgor to use the proceeds from such auction or sale-off as pre-repayment of the Guaranteed Liabilities, or may submit such proceeds to the local notary institution to keep where Pledgee are domiciled (any fees incurred in relation thereto shall be borne by Pledgor).

2.5                          The Pledgee shall be deemed to have created the encumbrance of first order in priority on the Pledged Property, and in case of any Breaching Event, Pledgee shall have the right to dispose of the Pledged Property in the way set out in Article 4 hereof.

2.6                          Only upon prior consent by Pledgee, Pledgor may increase his/her capital contribution to Gridsum Holdco. Further capital contribution made by Pledgor in Gridsum Holdco shall also be part of the Pledged Property.

2.7                          Only upon prior consent by Pledgee, Pledgor may be able to receive dividends or share profits from the Pledged Property. The dividends or the profits received by Pledgor from the Pledged Property shall be deposited into a bank account designated by Pledgee to be under the supervision of Pledgee and used as the Pledged Property to repay in priority the Guaranteed Liabilities.

Article 3 Release of Pledge

In respect of equity interest of Gridsum Holdco, upon full and complete performance by Pledgor of all of his/her Contract Obligations and upon the full repayment by Pledgor of all the Guaranteed Liabilities (if any), the Pledgee shall, at the request of Pledgor, release the pledge created on Gridsum Holdco under this Agreement, and shall cooperate with Pledgor to go through the formalities to cancel the record of the Equity Pledge in the shareholder register of Gridsum Holdco; in case of the Equity Pledge having been recorded at the registration department of Administration of Industry and Commerce where Gridsum Holdco registers, the relevant Parties shall cooperate with each other to go through the formalities to cancel such record of the Equity Pledge. The reasonable fees incurred in connection with such release to be borne by Pledgee.

Article 4 Disposal of the Pledged Property

4.1                               Parties hereby agree that, in case of any Breaching Event, the Pledgee shall have the right to exercise, upon giving written notice to Pledgor, all of the remedial rights and powers enjoyable by it under PRC Law, Transaction Agreements and the terms hereof, including but not limited to being repaid in priority with proceeds from auctions or sale-offs of the Pledged Property. Pledgee shall not be liable for any loss as the result of their reasonable exercise of such rights and powers.

4.2                               Pledgee shall have the right to designate in writing its legal counsel or other agents to exercise on its behalf any and all rights and powers set out above, and neither Pledgor nor Gridsum Holdco shall not oppose thereto.

4.3                               The reasonable costs incurred by Pledgee in connection with exercise of any and all rights and powers set out above shall be borne by Pledgor, and Pledgee shall have the right to deduct such costs actually incurred from the proceeds acquired from the exercise of the rights and powers.

4.4                               The proceeds that Pledgee acquires from the exercise of their respective rights and powers shall be used in the priority order as follows:

Firstly, to pay any cost incurred in connection with the disposal of the Pledged Property and the exercise by Pledgee of its rights and powers (including remuneration paid to their respective legal counsels and agents);

Secondly, to pay any taxes and levies payable for the disposal of the Pledged Property; and

Thirdly, to repay Pledgee for the Guaranteed Liabilities.

In case of any balance after payment of the above amounts, Pledgee shall return it to Pledgor or other persons entitled thereto according to the relevant laws and rules or submit it to the local notary institution for keeping where Pledgee is domiciled (any fees incurred in relation thereto shall be borne by Pledgor).

4.5                               Pledgee shall have the option to exercise, simultaneously or in certain sequence, any of the remedies at breaching that it is entitled to in respect of the equity interest of Gridsum Holdco held by Pledgor. Pledgee shall not be obliged to exercise any other remedies at breaching before exercise of the right to the auctions or sale-offs of the Pledged Property hereunder. Pledgor or Gridsum Holdco shall not oppose to whether Pledgee exercises any part of the right to the pledge or the sequence of exercising the pledge interest.

Article 5 Continuity and No Waive

The Equity Pledge hereunder is a continuous guarantee, with its validity to continue until the full performance of the Contract Obligations or the full repayment of the Guaranteed Liabilities. Neither exemption or grace period granted by Pledgee to Pledgor in respect of his/her breach, nor delay by Pledgee in exercising any of its rights under the Transaction Agreements and this Agreement shall affect the rights of Pledgee under this Agreement, relevant PRC Law and the Transaction Agreements, the rights of Pledgee to demand at any time thereafter the strict performance of the Transaction Agreements and this Agreement by Pledgor or the rights Pledgee may be entitled to due to subsequent breach by Pledgor of the obligations under the Transaction Agreements and/or this Agreement.

Article 6 Pledgor’s Representations and Warranties

Pledgor hereby, in respect of himself/herself and Gridsum Holdco in which he/she holds equity interest, represents and warrants to Pledgee as follows:

6.1                               he/she has full and independent legal status and legal capacity to execute, deliver and perform this Agreement with due authorization, and is capable to act independently as a subject of legal actions.

6.2                               Gridsum Holdco in which the Pledgor holds equity interest is a limited liability company duly incorporated and validly existing under PRC Law, it has independent status as a legal person. It has full and independent legal status and capacity to execute, deliver and perform this Agreement and can independently be a subject of actions. It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by it. It also has full right and authorization to complete the transaction stipulated in this Agreement.

6.3                               All reports, documents and information concerning Pledgor and all matters as required by this Agreement which are provided by Pledgor to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the effectiveness hereof.

6.4                               All reports, documents and information concerning Pledgor and all matters as required by this Agreement which are provided by Pledgor to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects as of the time when such reports, documents and information are provided.

6.5                               At the time of the effectiveness of this Agreement, Pledgor is the sole legal owner of the Pledged Property, with no existing dispute whatsoever concerning the ownership of the Pledged Property. Pledgor has the right to dispose of the Pledged Property or any part thereof.

6.6                               Except for the encumbrance set on the Pledged Property hereunder and the rights set under the Transaction Agreements, there is no other encumbrance or third party interests set on the Pledged Property.

6.7                               The Pledged Property is capable of being pledged or transferred according to the laws, and Pledgor has the full right and power to pledge the Pledged Property to Pledgee according to this Agreement.

6.8                               This Agreement constitutes the legal, valid and binding obligations on Pledgor when it is duly executed by Pledgor.

6.9                               Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder have already been handled or obtained, and will be fully effective during the valid term of this Agreement.

6.10                        The execution and performance by Pledgor of this Agreement are not in violation of or conflict with any laws applicable to him/her, or any agreement to which he/she is a party or which has binding effect on his/her assets, any court judgment, any arbitration award, or any administration authority decision.

6.11                        The pledge hereunder constitutes the encumbrance of first order in priority on the Pledged Property.

6.12                        All taxes and fees payable in connection with acquisition of the Pledged Property have already been paid in full amount by Pledgor.

6.13                        There is no pending or, to the knowledge of Pledgor, threatened litigation, legal process or arbitration by any court or any arbitral tribunal against Pledgor, or his/her property, or the Pledged Property, nor is there any pending or, to the knowledge of Pledgor, threatened litigation, legal process or arbitration by any government authority or any administration authority against Pledgor, or his/her property, or the Pledged Property, which is of material or detrimental effect on the economic status of Pledgor or his/her capability to perform the obligations hereunder and the Guaranteed Liabilities.

6.14                        Pledgor hereby warrants to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

Article 7 Gridsum Holdco’s Representations and Warranties

Gridsum Holdco hereby represents and warrants to Pledgee as follows:

7.1                               Gridsum Holdco is a limited liability company duly incorporated and validly existing under PRC Law, with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions.

7.2                               All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Gridsum Holdco to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof

7.3                               All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Gridsum Holdco to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects upon provision.

7.4                               This Agreement constitutes the legal, valid and binding obligations on Gridsum Holdco when it is duly executed by Gridsum Holdco

7.5                               It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as contemplated hereunder, and has full right and authorization to consummate such transaction.

7.6                               There is no pending or, to the knowledge of Gridsum Holdco, threatened litigation, legal process or arbitration by any court or any arbitral tribunal against Gridsum Holdco, or its property (including but are not limited to the Pledged Property), nor is there any pending or, to the knowledge of Gridsum Holdco, threatened litigation, legal process or arbitration by any government authority or any administration authority against Gridsum Holdco, or its property (including but are not limited to the Pledged Property), which is of material or detrimental effect on the economic status of Gridsum Holdco or its capability to perform the obligations hereunder and the Guaranteed Liabilities.

7.7                               Gridsum Holdco hereby agrees to bear joint responsibilities to Pledgee in respect of the representations and Warranties made by Plegor according to Article 6.5, Article 6.6, Article 6.7, Article 6.9 and Article 6.11 hereof.

7.8                               Gridsum Holdco hereby warrants to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

Article 8 Pledgor’s Covenants

Pledgor hereby covenants to Pledgee in respect of himself/herself and Gridsum Holdco of which he/she holds equity as follows:

8.1                               Without prior written consent by Pledgee, Pledgor shall not establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

8.2                               Without first giving written notice to Pledgee and having Pledgee’s prior written consent, Pledgor shall not transfer the Pledged Property, and any attempt by Pledgor to transfer the Pledged Property shall be null and void. The proceeds from transfer of the Pledged Property by Pledgor shall be used to repay to Pledgee in advance the

Guaranteed Liabilities or deposit the same to the third party agreed with Pledgee.

8.3                               In case of any litigation, arbitration or other arbitration which may affect detrimentally the interest of Pledgor or Pledgee under the Transaction Agreements and hereunder or the Pledged Property, Pledgor undertakes to notify Pledgee in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

8.4                               Pledgor shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

8.5                               Pledgor guarantees that he/she shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

8.6                               In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Pledgor guarantees that he/she will take all necessary measures to realize such assignment.

Article 9 Gridsum Holdco’s Covenants

9.1                               Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder will be cooperated to handle or obtain by Gridsum Holdco to its best and will be ensured to remain full effective during the valid term of this Agreement.

9.2                               Without Pledgee’s prior written consent, Gridsum Holdco shall not cooperate to establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

9.3                               Without Pledgee’s prior written consent, Gridsum Holdco shall not cooperate to transfer or permit to transfer the Pledged Property.

9.4                               In case of any litigation, arbitration or other arbitration which may affect detrimentally Gridsum Holdco, the equity of Gridsum Holdco as the Pledged Property or the interest of Pledgee under the Transaction Agreements and hereunder, Gridsum Holdco covenants to notify Pledgee in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

9.5                               Gridsum Holdco shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

9.6                               Gridsum Holdco shall provide Pledgee with the financial statement of the last calendar season within the first month of each calendar season, including but are not limited to the balance sheet, the income statement and the statement of cash flow.

9.7                               Gridsum Holdco guarantees that it shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

9.8                               In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Gridsum Holdco guarantees that it will take all necessary measures to realize such assignment.

Article 10 Change of Circumstances

As supplement and subject to compliance with other terms of the Transaction Agreements and this Agreement, in case that at any time the promulgation or change of any PRC Law, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgor and Gridsum Holdco shall, at the written direction of Pledgee and in accordance with the reasonable request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

(a)             keep this Agreement remain in effect;

(b)                                 facilitate the disposal of the Pledged Property in the way provided herein; and/or

(c)                                  maintain or realize the intention or the guarantee established hereunder.

Article 11 Term of Agreement

11.1                        This Agreement shall become effective when this Agreement is duly executed by Pledgee, Gridsum Holdco and the Pledgor.

11.2                        This Agreement shall have its valid term until the full performance of the Contract Obligations or the full repayment of the Guaranteed Liabilities.

Article 12 Notice

12.1                        Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant party.

12.2                        The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile; it shall be deemed to have been delivered when it is delivered if received in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

Article 13 Miscellaneous

13.1                        Pledgee may, upon notice to Pledgor and Gridsum Holdco but not necessarily with Pledgor and Gridsum Holdco’s consent, assign Pledgee’s rights and/or obligations hereunder to any third party; provided that Pledgor or Gridsum Holdco can not, without Pledgee’s prior written consent, assign Pledgor’ rights, obligations and/or liabilities hereunder to any third party. Successors or permitted assignees (if any) of Pledgor and Gridsum Holdco shall continue to perform the obligations of Pledgor and Gridsum Holdco under this Agreement.

13.2                        This Agreement is written in both Chinese and English language in four (4) original copies, with each involved Party holding one (1) copy hereof with equal legal validity and one (1) copy for registration of Equity Pledge with industry and commerce administration; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

13.3                        The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by PRC Law.

13.4                        Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all disputing Parties.

13.5                        Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

13.6                        Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “Party’s Rights”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party’s Rights.

13.7                        The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

13.8                        Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

13.9                        This Agreement shall substitute any other documents on the same subject executed by relevant Parties hereof once duly executed.

13.10                 Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by Pledgee of its rights hereunder according to Article 13.1 of this Agreement, the amendments or supplements to this Agreement shall take effect only when properly signed by the Parties to this Agreement.

13.11                 This Agreement shall be binding on the legal successors of the Parties.

13.12                 All costs actually incurred in connection with the establishment of the Equity Pledge hereunder, including but not limited to stamp duties, any other taxes, all legal fees, etc shall be borne by the Pledgee.

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IN WITNESS HEREOF, the following Parties have caused this Equity Pledge Agreement to be executed as of the date first here above mentioned.

Dissector (Beijing) Technology Co. Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

YU Guofa

Signature:	/s/Yu Guofa

Gridsum Holding (Beijing) Co., Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title: